F6 File # 333156327
Rule 424b3EXHIBIT
A

MERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents
Fifty 50 deposited Shares


THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
WITHOUT PAR VALUE OF
INDUSTREA LIMITED ABN
22 010 720 117
INCORPORATED UNDER
THE LAWS OF
THE STATE OF
QUEENSLAND THE
COMMONWEALTH OF
AUSTRALIA

Overstamp Effective November 29
2010 the ratio has changed to One 1
American Depositary Share represents
Twenty 20 deposited Shares.
            The Bank of New
York Mellon as depositary
hereinafter called the Depositary
hereby certifies that  or registered
assigns IS THE OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares herein called Shares of
Industrea Limited incorporated
under the laws of the State of
Queensland the Commonwealth
of Australia herein called the
Company.  At the date hereof
each American Depositary Share
represents fifty 50 Shares
deposited or subject to deposit
under the Deposit Agreement as
such term is hereinafter defined at
the principal Melbourne Victoria
Australian offices of Australia and
New Zealand Banking Group Ltd
and National Australia Bank Ltd
and the principal Sydney New
South Wales Australian office of
HSBC Bank of Australia Limited
each herein called the Custodian.
The Depositarys Corporate Trust
Office is located at a different
address than its principal
executive office.  Its Corporate
Trust Office is located at 101
Barclay Street New York N.Y.
10286 and its principal executive
office is located at One Wall
Street New York N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK N.Y. 10286

      1.  THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of an
issue herein called Receipts all
issued and to be issued upon the
terms and conditions set forth in
the deposit agreement dated as of
December  2008 herein called the
Deposit Agreement by and among
the Company the Depositary and
all Owners and Holders from time
to time of American Depositary
Shares issued thereunder each of
whom by accepting American
Depositary Shares agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and Holders and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities
property and cash from time to
time received in respect of such
Shares and held thereunder such
Shares securities property and
cash are herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

            The statements
made on the face and reverse of
this Receipt are summaries of
certain provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement to which reference is
hereby made.  Capitalized terms
not defined herein and the terms
deliver and surrender shall have
the meanings set forth in the
Deposit Agreement.

            2.  SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at
the Corporate Trust Office of the
Depositary of this Receipt and
upon payment of the fee of the
Depositary provided in this
Receipt and subject to the terms
and conditions of the Deposit
Agreement the Owner of those
American Depositary Shares is
entitled to delivery to him her or it
or as instructed of the amount of
Deposited Securities at the time
represented by those American
Depositary Shares for which this
Receipt is issued.  Such delivery
will be made at the option of the
Owner hereof either at the office
of the Custodian or at the
Corporate Trust Office of the
Depositary or at such other place
as may be designated by such
Owner provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery at the
Corporate Trust Office of the
Depositary shall be at the risk and
expense of the Owner hereof.

            3.  TRANSFERS
SPLITUPS AND
COMBINATIONS OF
RECEIPTS.
            Transfers of
American Depositary Shares shall
subject to the terms and
conditions of the Deposit
Agreement be registered on the
books of the Depositary upon i in
the case of certificated American
Depositary Shares surrender of the
Receipt evidencing those
American Depositary Shares by
the Owner in person or by a duly
authorized attorney properly
endorsed or accompanied by
proper instruments of transfer or ii
in the case of uncertificated
American Depositary Shares
receipt from the Owner of a
proper instruction including for
the avoidance of doubt
instructions through DRS and
Profile as provided in Section 2.10
of the Deposit Agreement and in
either case duly stamped as may
be required by the laws of the
State of New York and of the
United States of America and
upon payment of funds for any
applicable transfer taxes and the
expenses of the Depositary and
upon compliance with such
regulations if any as the
Depositary may establish for such
purpose.  This Receipt may be
split into other such Receipts or
may be combined with other such
Receipts into one Receipt
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  The Depositary upon
surrender of a Receipt for the
purpose of exchanging for
uncertificated American
Depositary Shares shall cancel that
Receipt and send the Owner a
statement confirming that the
Owner is the Owner of the same
number of uncertificated
American Depositary Shares that
the surrendered Receipt
evidenced.  The Depositary upon
receipt of a proper instruction
including for the avoidance of
doubt instructions through DRS
and Profile as provided in Section
2.10 of the Deposit Agreement
from the Owner of uncertificated
American Depositary Shares for
the purpose of exchanging for
certificated American Depositary
Shares shall execute and deliver to
the Owner a Receipt evidencing
the same number of certificated
American Depositary Shares.  As
a condition precedent to the
delivery registration of transfer or
surrender of any American
Depositary Shares or splitup or
combination of any Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or Registrar may
require payment from the
depositor of the Shares or the
presenter of the Receipt or
instruction for registration of
transfer or surrender of American
Depositary Shares not evidenced
by a Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any
stock transfer or registration fee
with respect thereto including any
such tax or charge and fee with
respect to Shares being deposited
or withdrawn and payment of any
applicable fees as provided in the
Deposit Agreement may require a
the production of proof
satisfactory to it as to the identity
and genuineness of any signature
b compliance with any laws or
regulations relating to depositary
receipts in general or to the
withdrawal or sale of Deposited
Securities c delivery of such
certificates as the Company may
from time to time specify in
writing to the Depositary to assure
compliance with the Securities
Act of 1933 and the rules and
regulations thereunder and d
compliance with such reasonable
procedures if any as the
Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt including without
limitation this Article 3.

            The delivery of
American Depositary Shares
against deposit of Shares generally
or against deposit of particular
Shares may be suspended or the
transfer of American Depositary
Shares in particular instances may
be refused or the registration of
transfer of outstanding American
Depositary Shares generally may
be suspended during any period
when the transfer books of the
Depositary are closed or if any
such action is deemed necessary
or advisable by the Depositary or
the Company at any time or from
time to time because of any
requirement of law or of any
government or governmental body
or commission or under any
provision of the Deposit
Agreement or this Receipt or for
any other reason subject to the
provisions of the following
sentence. Notwithstanding
anything to the contrary in the
Deposit Agreement or this Receipt
the surrender of outstanding
American Depositary Shares and
withdrawal of Deposited
Securities may not be suspended
subject only to i temporary delays
caused by closing the transfer
books of the Depositary or the
Company or the Foreign Registrar
if applicable or the deposit of
Shares in connection with voting
at a shareholders meeting or the
payment of dividends ii the
payment of fees taxes and similar
charges and iii compliance with
any U.S. or foreign laws or
governmental regulations relating
to the American Depositary
Shares or to the withdrawal of the
Deposited Securities.  Without
limitation of the foregoing the
Depositary shall not knowingly
accept for deposit under the
Deposit Agreement any Shares
which would be required to be
registered under the provisions of
the Securities Act of 1933 for
public offer and sale in the United
States unless a registration
statement is in effect as to such
Shares for such offer and sale.

            4.  LIABILITY
OF OWNER FOR TAXES.
            If any tax or other
governmental charge shall become
payable with respect to any
American Depositary Shares or
any Deposited Securities
represented by any American
Depositary Shares such tax or
other governmental charge shall be
payable by the Owner to the
Depositary.  The Depositary may
and upon receipt of instructions
from the Company shall refuse to
register any transfer of those
American Depositary Shares or
any withdrawal of Deposited
Securities represented by those
American Depositary Shares until
such payment is made and may
withhold any dividends or other
distributions or may sell for the
account of the Owner any part or
all of the Deposited Securities
represented by those American
Depositary Shares and may apply
such dividends or other
distributions or the proceeds of
any such sale in payment of such
tax or other governmental charge
and the Owner shall remain liable
for any deficiency.

            5.
WARRANTIES ON DEPOSIT
OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent and
warrant that such Shares and
proper evidence of title therefor if
applicable are validly issued fully
paid nonassessable and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is
duly authorized so to do.  Every
such person shall also be deemed
to represent that the deposit of
such Shares and the sale of
American Depositary Shares
representing such Shares by that
person are not restricted under the
Securities Act of 1933.  Such
representations and warranties
shall survive the deposit of Shares
and delivery of American
Depositary Shares.

            6.  FILING
PROOFS CERTIFICATES AND
OTHER INFORMATION.
            Any person
presenting Shares for deposit or
any Owner or Holder may be
required from time to time to file
with the Depositary or the
Custodian such proof of
citizenship or residence exchange
control approval evidence of the
number of Shares beneficially
owned or any other matters
necessary or appropriate to
evidence compliance with the
Corporations Law of Australia the
Foreign Acquisitions and
Takeovers Act 1975 the
Constitution of the Company and
exchange control regulations as
indicated to the Depositary by the
Company or such information
relating to the registration on the
books of the Company or the
Foreign Registrar if applicable to
execute such certificates and to
make such representations and
warranties as the Depositary may
deem necessary or proper or as the
Company may reasonably instruct
in writing the Depositary to
require.  The Depositary may and
at the reasonable written request
of the Company shall withhold
the delivery or registration of
transfer of any American
Depositary Shares or the
distribution of any dividend or
sale or distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties
made.  Upon written request of
the Company the Depositary shall
deliver to the Company copies of
the documents or instruments
delivered to the Depositary or any
of its agents pursuant to Section
3.01 of the Deposit Agreement.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the
Commonwealth of Australia if
any which is then performing the
function of the regulation of
currency exchange.  The
Depositary shall provide the
Company upon the Companys
reasonable written request and at
its expense in a timely manner
with copies of any information or
other material which it receives
pursuant to Section 3.01 of the
Deposit Agreement.  Each Owner
and Holder agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Article 6.

            7.  CHARGES OF
DEPOSITARY.
            The following
charges shall be incurred by any
party depositing or withdrawing
Shares or by any party
surrendering American Depositary
Shares or to whom American
Depositary Shares are issued
including without limitation
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange
of stock regarding the American
Depositary Shares or Deposited
Securities or a delivery of
American Depositary Shares
pursuant to Section 4.03 of the
Deposit Agreement or by Owners
as applicable  1 taxes and other
governmental charges 2 such
registration fees as may from time
to time be in effect for the
registration of transfers of Shares
generally on the Share register of
the Company or Foreign Registrar
and applicable to transfers of
Shares to or from the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement 3 such cable telex and
facsimile transmission expenses as
are expressly provided in the
Deposit Agreement 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement 5 a fee of 5.00 or less
per 100 American Depositary
Shares or portion thereof for the
delivery of American Depositary
Shares pursuant to Section 2.03
4.03 or 4.04 of the Deposit
Agreement and the surrender of
American Depositary Shares
pursuant to Section 2.05 or 6.02
of the Deposit Agreement 6 a fee
of .02 or less per American
Depositary Share or portion
thereof for any cash distribution
made pursuant to the Deposit
Agreement including but not
limited to Sections 4.01 through
4.04 of the Deposit Agreement 7 a
fee for the distribution of
securities pursuant to Section 4.02
of the Deposit Agreement such
fee being in an amount equal to
the fee for the execution and
delivery of American Depositary
Shares referred to above which
would have been charged as a
result of the deposit of such
securities for purposes of this
clause 7 treating all such securities
as if they were Shares but which
securities are instead distributed
by the Depositary to Owners 8 in
addition to any fee charged under
clause 6 a fee of .02 or less per
American Depositary Share or
portion thereof for depositary
services which will accrue on the
last day of each calendar year and
which will be payable as provided
in clause 9 below and 9 any other
charges payable by the Depositary
any of the Depositarys agents
including the Custodian or the
agents of the Depositarys agents
in connection with the servicing of
Shares or other Deposited
Securities which charge shall be
assessed against Owners as of the
date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be payable at
the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting
such charge from one or more cash
dividends or other cash
distributions.

            The Depositary
subject to Article 8 hereof may
own and deal in any class of
securities of the Company and its
affiliates and in American
Depositary Shares.

            8.  PRERELEASE
OF RECEIPTS.
            Notwithstanding
Section 2.03 of the Deposit
Agreement the Depositary may
deliver American Depositary
Shares prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement a
PreRelease.  The Depositary may
pursuant to Section 2.05 of the
Deposit Agreement deliver Shares
upon the surrender of American
Depositary Shares that have been
PreReleased whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
American Depositary Shares have
been PreReleased.  The
Depositary may receive American
Depositary Shares in lieu of
Shares in satisfaction of a
PreRelease.  Each PreRelease will
be a preceded or accompanied by
a written representation from the
person to whom American
Depositary Shares or Shares are to
be delivered that such person or
its customer owns the Shares or
American Depositary Shares to be
remitted as the case may be b at
all times fully collateralized with
cash or such other collateral as the
Depositary deems appropriate c
terminable by the Depositary on
not more than five 5 business days
notice and d subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of Shares represented by
American Depositary Shares
which are outstanding at any time
as a result of PreRelease will not
normally exceed thirty percent 30
of the Shares deposited under the
Deposit Agreement provided
however that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.

            The Depositary
may retain for its own account any
compensation received by it in
connection with the foregoing.

            9.  TITLE TO
RECEIPTS.
            It is a condition of
this Receipt and every successive
Owner and Holder of this Receipt
by accepting or holding the same
consents and agrees that when
properly endorsed or accompanied
by proper instruments of transfer
shall be transferable as certificated
registered securities under the
laws of New York. American
Depositary Shares not evidenced
by Receipts shall be transferable
as uncertificated registered
securities under the laws of New
York.  The Company and the
Depositary notwithstanding any
notice to the contrary may treat
the Owner of American
Depositary Shares as the absolute
owner thereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other
purposes and neither the
Depositary nor the Company shall
have any obligation or be subject
to any liability under the Deposit
Agreement to any Holder of a
Receipt unless such Holder is the
Owner thereof.

            10.  VALIDITY
OF RECEIPT.
            This Receipt shall
not be entitled to any benefits
under the Deposit Agreement or
be valid or obligatory for any
purpose unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary
provided however that such
signature may be a facsimile if a
Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.

            11.  REPORTS
INSPECTION OF TRANSFER
BOOKS.
            The Company
publishes information in English
required to maintain the
exemption from registration under
Rule 12g32b under the Securities
Exchange Act of 1934 on its
Internet web site at
www.industrea.com.au and
through the electronic information
delivery system of the Australian
Securities Exchange maintained
on its Internet website at
www.asx.com.au.

            The Depositary will
make available for inspection by
Owners at its Corporate Trust
Office any reports notices and
other communications including
any proxy soliciting material
received from the Company which
are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders
of such Deposited Securities by
the Company.  The Depositary
will also upon written request by
the Company send to Owners
copies of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.

            The Depositary will
keep books at its Corporate Trust
Office for the registration of
American Depositary Shares and
transfers of American Depositary
Shares which at all reasonable
times shall be open for inspection
by the Owners provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a
business or object other than the
business of the Company or a
matter related to the Deposit
Agreement or the American
Depositary Shares.

            12.  DIVIDENDS
AND DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash distribution
on any Deposited Securities the
Depositary will if at the time of
receipt thereof any amounts
received in a foreign currency can
in the judgment of the Depositary
be converted on a reasonable basis
into United States Dollars
transferable to the United States
and subject to the Deposit
Agreement convert such dividend
or distribution into dollars and
will distribute the amount thus
received net of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement if applicable to the
Owners entitled thereto provided
however that in the event that the
Company or the Depositary is
required to withhold and does
withhold from any cash dividend
or other cash distribution in
respect of any Deposited
Securities an amount on account
of taxes or other governmental
charges the amount distributed to
the Owners of the American
Depositary Shares representing
such Deposited Securities shall be
reduced accordingly.

            Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement
whenever the Depositary receives
any distribution other than a
distribution described in
Section 4.01 4.03 or 4.04 of the
Deposit Agreement the
Depositary will cause the
securities or property received by
it to be distributed to the Owners
entitled thereto after deduction or
upon payment of any fees and
expenses of the Depositary or any
taxes or other governmental
charges in proportion to the
number of American Depositary
Shares representing such
Deposited Securities held by them
respectively in any manner that
the Depositary may deem
equitable and practicable for
accomplishing such distribution
provided however that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto or if for any other reason
the Depositary deems such
distribution not to be feasible the
Depositary may adopt such
method as it may deem equitable
and practicable for the purpose of
effecting such distribution
including but not limited to the
public or private sale of the
securities or property thus
received or any part thereof and
the net proceeds of any such sale
net of the fees and expenses of
the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement will be
distributed by the Depositary to
the Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  The
Depositary may sell by public or
private sale an amount of
securities or other property it
would otherwise distribute under
this Article that is sufficient to
pay its fees and expenses in
respect of that distribution.

            If any distribution
consists of a dividend in or free
distribution of Shares the
Depositary may and shall subject
to the following sentence if the
Company shall so request deliver
to the Owners entitled thereto an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and after
deduction or upon issuance of
American Depositary Shares
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement and the
Depositary may sell by public or
private sale an amount of Shares
received sufficient to pay its fees
and expenses in respect of that
distribution.  The Depositary may
withhold any such distribution of
Receipts if it has not received
satisfactory assurances from the
Company that such distribution
does not require registration under
the Securities Act of 1933 or is
exempt from registration under
the provisions of such Act.  In lieu
of delivering fractional American
Depositary Shares in any such
case the Depositary will sell the
amount of Shares represented by
the aggregate of such fractions
and distribute the net proceeds all
in the manner and subject to the
conditions described in Section
4.01of the Deposit Agreement.  If
additional American Depositary
Shares are not so delivered each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities
represented thereby.

            In the event that
the Depositary determines that
any distribution in property
including Shares and rights to
subscribe therefor is subject to any
tax or other governmental charge
which the Depositary is obligated
to withhold the Depositary may
by public or private sale dispose of
all or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes
or charges and the Depositary
shall distribute the net proceeds of
any such sale after deduction of
such taxes or charges to the
Owners of Receipts entitled
thereto.

            The Depositary
shall forward to the Company or
its agent such information from its
records as the Company may
reasonably request to enable the
Company or its agent to file
necessary reports with
governmental agencies.

            13.  RIGHTS.
            In the event that
the Company shall offer or cause
to be offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature the
Depositary after consultation with
the Company to the extent
practicable shall have discretion as
to the procedure to be followed in
making such rights available to
any Owners or in disposing of
such rights on behalf of any
Owners and making the net
proceeds available to such Owners
or if by the terms of such rights
offering or for any other reason
the Depositary may not either
make such rights available to any
Owners or dispose of such rights
and make the net proceeds
available to such Owners then the
Depositary shall allow the rights
to lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners
but not to other Owners the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and
feasible in proportion to the
number of American Depositary
Shares held by such Owner
warrants or other instruments
therefor in such form as it deems
appropriate.

            In circumstances in
which rights would otherwise not
be distributed if an Owner
requests the distribution of
warrants or other instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement the
Depositary will make such rights
available to such Owner upon
written notice from the Company
to the Depositary that a the
Company has elected in its sole
discretion to permit such rights to
be exercised and b such Owner
has executed such documents as
the Company has determined in
its sole discretion are reasonably
required under applicable law.

            If the Depositary
has distributed warrants or other
instruments for rights to all or
certain Owners then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary
from such Owner to exercise such
rights upon payment by such
Owner to the Depositary for the
account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon
the exercise of the rights and upon
payment of the fees and expenses
of the Depositary and any other
charges as set forth in such
warrants or other instruments the
Depositary shall on behalf of such
Owner exercise the rights and
purchase the Shares and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such
Owner.  As agent for such Owner
the Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement
and shall pursuant to Section 2.03
of the Deposit Agreement deliver
American Depositary Shares to
such Owner.  In the case of a
distribution pursuant to the
second paragraph of this Article
13 such deposit shall be made and
Deposited Securities shall be
delivered under depositary
arrangements which provide for
issuance of Deposited Securities
subject to the appropriate
restrictions on sale deposit
cancellation and transfer under
such laws.

            If the Depositary
determines in its discretion that it
is not lawful and feasible to make
such rights available to all or
certain Owners it may sell the
rights warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to
whom it has determined it may
not lawfully or feasibly make such
rights available and allocate the
net proceeds of such sales net of
the fees and expenses of the
Depositary as provided in Section
5.09 of the Deposit Agreement
and all taxes and governmental
charges payable in connection
with such rights and subject to the
terms and conditions of the
Deposit Agreement for the
account of such Owners otherwise
entitled to such rights warrants or
other instruments upon an
averaged or other practical basis
without regard to any distinctions
among such Owners because of
exchange restrictions or the date
of delivery of any American
Depositary Shares or otherwise.

            The Depositary will
not offer rights to Owners unless
both the rights and the securities
to which such rights relate are
either exempt from registration
under the Securities Act of 1933
with respect to a distribution to all
Owners or are registered under the
provisions of such Act provided
that nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement under the Securities Act
of 1933 with respect to such rights
or underlying securities or to
endeavor to have such a
registration statement declared
effective or otherwise to register
such rights or securities under any
other applicable laws for any
purpose.  If an Owner requests the
distribution of warrants or other
instruments notwithstanding that
there has been no such registration
under the Securities Act of 1933
the Depositary shall not effect
such distribution unless it has
received an opinion from
recognized United States counsel
for the Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.

            The Depositary
shall not be responsible for any
failure to determine that it may be
lawful or feasible to make such
rights available to Owners in
general or any Owner in particular.

            14.
CONVERSION OF FOREIGN
CURRENCY.
            Whenever the
Depositary or the Custodian shall
receive foreign currency by way
of dividends or other distributions
or the net proceeds from the sale
of securities property or rights and
if at the time of the receipt thereof
the foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred to
the United States the Depositary
shall convert or cause to be
converted by sale or in any other
manner that it may determine such
foreign currency into Dollars and
such Dollars shall be distributed to
the Owners entitled thereto or if
the Depositary shall have
distributed any warrants or other
instruments which entitle the
holders thereof to such Dollars
then to the holders of such
warrants andor instruments upon
surrender thereof for cancellation.
 Such distribution may be made
upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions
the date of delivery of any
American Depositary Shares or
otherwise and shall be net of any
expenses of conversion into
Dollars incurred by the Depositary
as provided in Section 5.09 of the
Deposit Agreement.

            If such conversion
or distribution can be effected
only with the approval or license
of any government or agency
thereof the Depositary shall file
such application for approval or
license if any as it may deem
desirable provided however that
in no event shall the Company be
required to make any such filing.

            If at any time the
Depositary shall determine that in
its judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States
or if any approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable or if any such approval
or license is not obtained within a
reasonable period as determined
by the Depositary the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the right to
receive such foreign currency
received by the Depositary to or in
its discretion may hold such
foreign currency uninvested and
without liability for interest
thereon for the respective
accounts of the Owners entitled to
receive the same.

            If any such
conversion of foreign currency in
whole or in part cannot be
effected for distribution to some
of the Owners entitled thereto the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the Owners
entitled thereto and may distribute
the balance of the foreign
currency received by the
Depositary to or hold such balance
uninvested and without liability
for interest thereon for the
respective accounts of the Owners
entitled thereto.

            15.  RECORD
DATES.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall
be made or whenever rights shall
be issued with respect to the
Deposited Securities or whenever
the Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share or
whenever the Depositary shall
find it reasonably necessary the
Depositary shall fix a record date
which shall insofar as is
reasonably practicable be as close
as possible to the record date
established by the Company in
respect of the Shares or other
Deposited Securities if applicable
a for the determination of the
Owners who shall be i entitled to
receive such dividend distribution
or rights or the net proceeds of the
sale thereof ii entitled to give
instructions for the exercise of
voting rights at any such meeting
or iii responsible for any fee or
charge assessed by the Depositary
pursuant to the Deposit
Agreement or b on or after which
each American Depositary Share
will represent the changed number
of Shares subject to the provisions
of the Deposit Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.
            Upon receipt of
notice of any meeting of holders
of Shares or other Deposited
Securities if requested in writing
by the Company the Depositary
shall as soon as practicable there-
after mail to the Owners a notice
the form of which notice shall be
in the discretion of the Depositary
unless otherwise advised to the
Depositary by the Company in
writing which shall contain a such
information as is contained in such
notice of meeting received by the
Depositary from the Company b a
statement that the Owners as of
the close of business on a
specified record date will be
entitled subject to any applicable
provision of Australian law and of
the articles of association or
similar document of the Company
and any other provisions
governing Deposited Securities to
instruct the Depositary as to the
exercise of the voting rights if any
pertaining to the amount of Shares
or other Deposited Securities
represented by their respective
American Depositary Shares and c
a statement as to the manner in
which such instructions may be
given including an express
indication that instructions may be
given or be deemed given in
accordance with the last sentence
of this paragraph if no instruction
is received to the Depositary to
give a discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner on such
record date received on or before
the date established by the
Depositary for such purpose the
Depositary shall endeavor insofar
as practicable to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by the American
Depositary Shares in accordance
with the instructions set forth in
such request.  The Depositary shall
not vote or attempt to exercise the
right to vote that attaches to the
Shares or other Deposited
Securities other than in
accordance with such instructions
or deemed instructions. If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares on or
before the date established by the
Depositary for such purpose the
Depositary shall deem such
Owner to have instructed the
Depositary to give a discretionary
proxy to a person designated by
the Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a person
designated by the Company to
vote such Deposited Securities
provided that no such instruction
shall be deemed given and no
such discretionary proxy shall be
given with respect to any matter
as to which the Company informs
the Depositary and the Company
agrees to provide such information
as promptly as practicable in
writing that x the Company does
not wish such proxy given y
substantial opposition exits or z
such matter materially and
adversely affects the rights of
holders of Shares.

            There can be no
assurance that Owners generally
or any Owner in particular will
receive the notice described in the
preceding paragraph sufficiently
prior to the instruction cutoff date
to ensure that the Depositary will
vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the
preceding paragraph.

            In order to give
Owners a reasonable opportunity
to instruct the Depositary as to the
exercise of voting rights relating
to Deposited Securities if the
Company will request the
Depositary to act under this
Article the Company shall give the
Depositary notice of any such
meeting and details concerning
the matters to be voted upon not
less than 30 days prior to the
meeting date.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.
            Upon any change
in nominal value change in par
value splitup consolidation or any
other reclassification of Deposited
Securities or upon any
recapitalization reorganization
merger or consolidation or sale of
assets affecting the Company or
to which it is a party or upon the
redemption or cancellation by the
Company of the Deposited
Securities any securities cash or
property which shall be received
by the Depositary or a Custodian
in exchange for in conversion of in
lieu of or in respect of Deposited
Securities shall if permitted by
applicable law be treated as new
Deposited Securities under the
Deposit Agreement and American
Depositary Shares shall
thenceforth represent in addition
to the existing Deposited
Securities the right to receive the
new Deposited Securities so
received unless additional
Receipts are delivered pursuant to
the following sentence.  In any
such case the Depositary may and
shall if the Company shall so
reasonably request execute and
deliver additional Receipts as in
the case of a dividend in Shares or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.

            Immediately upon
the occurrence of any such splitup
consolidation or any other
reclassification covered by this
Article 17 and Section 4.08 of the
Deposit Agreement in respect of
Deposited Securities the Company
shall notify the Depositary in
writing of such occurrence and as
soon as practicable after receipt of
such notice from the Company
may instruct the Depositary to
give notice thereof at the
Companys expense to Owners in
accordance with Section 5.06 of
the Deposit Agreement.

            18.
	L
IABILITY OF THE COMPANY
AND DEPOSITARY.
            Neither the
Depositary nor the Company nor
any of their respective directors
officers employees agents or
affiliates shall incur any liability to
any Owner or Holder i if by
reason of any provision of any
present or future law or regulation
of the United States Australia or
any other country or of any
governmental or regulatory
authority or stock exchange or
automated quotation system or by
reason of any provision present or
future of the articles of association
or similar document of the
Company or by reason of any
provision of any securities issued
or distributed by the Company or
any offering or distribution
thereof or by reason of any act of
God or war or terrorism or other
circumstances beyond its control
the Depositary or the Company or
any of their respective directors
officers employees agents or
affiliatesshall be prevented
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which
by the terms of the Deposit
Agreement or the Deposited
Securities it is provided shall be
done or performed ii by reason of
any nonperformance or delay
caused as aforesaid in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed iii by
reason of any exercise of or failure
to exercise any discretion
provided for in the Deposit
Agreement iv for the inability of
any Owner or Holder to benefit
from any distribution offering
right or other benefit which is
made available to holders of
Deposited Securities but is not
under the terms of the Deposit
Agreement made available to
Owners or holders or v for any
special consequential or punitive
damages for any breach of the
terms of the Deposit Agreement.
Where by the terms of a
distribution pursuant to
Section 4.01 4.02 or 4.03 of the
Deposit Agreement or an offering
or distribution pursuant to
Section 4.04 of the Deposit
Agreement such distribution or
offering may not be made
available to Owners of Receipts
and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds
available to such Owners then the
Depositary shall not make such
distribution or offering and shall
allow any rights if applicable to
lapse.  Neither the Company nor
the Depositary nor any of their
respective directors officers
employees agents or affiliates
assume any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Holders except that they agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company nor any of their
respective directors officers
employees agents or affiliates shall
be under any obligation to appear
in prosecute or defend any action
suit or other proceeding in respect
of any Deposited Securities or in
respect of the American
Depositary Shares on behalf of
any Owner or Holder or any other
person.  Neither the Depositary
nor the Company nor any of their
respective directors officers
employees agents or affiliates shall
be liable for any action or
nonaction by it in reliance upon
the advice of or information from
legal counsel accountants any
person presenting Shares for
deposit any Owner or Holder or
any other person believed by it in
good faith to be competent to give
such advice or information.  Each
of the Depositary the Company
and their directors officers
employees agents and controlling
persons may rely and shall be
protected in acting upon any
written notice request direction or
other document believed by such
person to be genuine and to have
been signed or presented by the
proper party or parties.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for
any acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary
provided that in connection with
the issue out of which such
potential liability arises the
Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary shall
not be liable for the acts or
omissions made by any securities
depository clearing agency or
settlement system in the
Commonwealth of Australia in
connection with or arising out of
bookentry settlement of
Deposited Securities or otherwise.
 The Company agrees to
indemnify the Depositary its
directors officers employees
agents and affiliates and any
Custodian against and hold each
of them harmless from any
liability or expense including but
not limited to any fees and
expenses incurred in seeking
enforcing or collecting such
indemnity and the reasonable fees
and expenses of counsel which
may arise out of or in connection
with a any registration with the
Commission of American
Depositary Shares or Deposited
Securities or the offer or sale
thereof in the United States or b
acts performed or omitted
pursuant to the provisions of or in
connection with the Deposit
Agreement and of the Receipts as
the same may be amended
modified or supplemented from
time to time i by either the
Depositary or a Custodian or their
respective directors officers
employees agents and affiliates
except for any liability or expense
arising out of the negligence or
bad faith of either of them or ii by
the Company or any of its
directors officers employees
agents and affiliates.  No
disclaimer of liability under the
Securities Act of 1933 is intended
by any provision of the Deposit
Agreement.

19.
	R
ESIGNATI
ON AND
REMOVA
L OF THE
DEPOSIT
ARY
APPOINT
MENT OF
SUCCESS
OR
CUSTODI
AN.
            The Depositary
may at any time resign as
Depositary under the Deposit
Agreement by written notice of its
election so to do delivered to the
Company such resignation to take
effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by 120 days prior
written notice of such removal to
become effective upon the later of
i the 120th day after delivery of
the notice to the Depositary and ii
the appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.  The
Depositary in its discretion may
appoint a substitute or additional
custodian or custodians.

            20.
AMENDMENT.
            The form of the
Receipts and any provisions of the
Deposit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
without the consent of Owners or
Holders in any respect which they
may deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges other than taxes and other
governmental charges registration
fees cable telex or facsimile
transmission costs delivery costs
or other such expenses or which
shall otherwise prejudice any
substantial existing right of
Owners shall however not become
effective as to outstanding
American Depositary Shares until
the expiration of thirty days after
notice of such amendment shall
have been given to the Owners of
outstanding American Depositary
Shares. Every Owner and Holder
of American Depositary Shares at
the time any amendment so
becomes effective shall be
deemed by continuing to hold
such American Depositary Shares
or any interest therein to consent
and agree to such amendment and
to be bound by the Deposit
Agreement as amended thereby.
In no event shall any amendment
impair the right of the Owner to
surrender American Depositary
Shares and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.

            21.
	T
ERMINATION OF DEPOSIT
AGREEMENT.
            The Company may
terminate the Deposit Agreement
by instructing the Depositary to
mail notice of termination to the
Owners of all American
Depositary Shares then
outstanding at least 30 days prior
to the termination date included in
such notice.  The Depositary may
likewise terminate the Deposit
Agreement if at any time 60 days
shall have expired after the
Depositary delivered to the
Company a written resignation
notice and if a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement in such case
the Depositary shall mail a notice
of termination to the Owners of
all American Depositary Shares
then outstanding at least 30 days
prior to the termination date.  On
and after the date of termination
the Owner of American
Depositary Shares will upon a
surrender of such American
Depositary Shares b payment of
the fee of the Depositary for the
surrender of American Depositary
Shares referred to in Section 2.05
and c payment of any applicable
taxes or governmental charges be
entitled to delivery to him her or it
or upon his her or its order of the
amount of Deposited Securities
represented by those American
Depositary Shares.  If any
American Depositary Shares shall
remain outstanding after the date
of termination the Depositary
thereafter shall discontinue the
registration of transfers of
American Depositary Shares shall
suspend the distribution of
dividends to the Owners thereof
shall not accept deposits of Shares
and shall not give any further
notices or perform any further acts
under the Deposit Agreement
except that the Depositary shall
continue to collect dividends and
other distributions pertaining to
Deposited Securities shall sell
rights and other property as
provided in the Deposit
Agreement and shall continue to
deliver Deposited Securities
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property upon surrender
of American Depositary Shares
after deducting in each case the
fee of the Depositary for the
surrender of American Depositary
Shares any expenses for the
account of the Owner of such
American Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges. At
any time after the expiration of
one year from the date of
termination the Depositary may
sell the Deposited Securities then
held under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale together with any
other cash then held by it
thereunder unsegregated and
without liability for interest for
the pro rata benefit of the Owners
of American Depositary Shares
that have not theretofore been
surrendered such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale the
Depositary shall be discharged
from all obligations under the
Deposit Agreement except to
account for such net proceeds and
other cash after deducting in each
case the fee of the Depositary for
the surrender of American
Depositary Shares any expenses
for the account of the Owner of
such American Depositary Shares
in accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges and
except for its obligations to the
Company under Section 5.08 of
the Deposit Agreement.  Upon the
termination of the Deposit
Agreement the Company shall be
discharged from all obligations
under the Deposit Agreement
except for its obligations to the
Depositary with respect to
indemnification charges and
expenses.

22.
	D
TC
DIRECT
REGISTR
ATION
SYSTEM
AND
PROFILE
MODIFIC
ATION
SYSTEM


	a
 Notwithstanding anything
contrary in the Deposit Agreement
the parties acknowledge that the
Direct Registration System DRS
and Profile Modification System
Profile shall apply to
uncertificated American
Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant to
which the Depositary may register
the ownership of uncertificated
American Depositary Shares
which ownership shall be
evidenced by periodic statements
issued by the Depositary to the
Owners entitled thereto.  Profile is
a required feature of DRS which
allows a DTC participant claiming
to act on behalf of an Owner of
American Depositary Shares to
direct the Depositary to register a
transfer of those American
Depositary Shares to DTC or its
nominee and to deliver those
American Depositary Shares to
the DTC account of that DTC
participant without receipt by the
Depositary of prior authorization
from the Owner to register such
transfer.


	b
 In connection with and in
accordance with the arrangements
and procedures relating to
DRSProfile the parties understand
that the Depositary will not verify
determine or otherwise ascertain
that the DTC participant which is
claiming to be acting on behalf of
an Owner in requesting a
registration of transfer and
delivery as described in subsection
a has the actual authority to act on
behalf of the Owner
notwithstanding any requirements
under the Uniform Commercial
Code.  For the avoidance of doubt
the provisions of Sections 5.03
and 5.08 of the Deposit
Agreement shall apply to the
matters arising from the use of the
DRS.  The parties agree that the
Depositarys reliance on and
compliance with instructions
received by the Depositary
through the DRSProfile System
and in accordance with the
Deposit Agreement shall not
constitute negligence or bad faith
on the part of the Depositary.

23.
	S
UBMISSI
ON TO
JURISDIC
TION
JURY
TRIAL
WAIVER
WAIVER
OF
IMMUNIT
IES.
            In the Deposit
Agreement the Company has i
appointed The Bank of New York
Mellon 101 Barclay Street New
York New York 10286 in the
State of New York as the
Companys authorized agent upon
which process may be served in
any suit or proceeding arising out
of or relating to the Shares or
Deposited Securities the American
Depositary Shares the Receipts or
this Agreement ii consented and
submitted to the jurisdiction of
any state or federal court in the
State of New York in which any
such suit or proceeding may be
instituted and iii agreed that
service of process upon said
authorized agent shall be deemed
in every respect effective service
of process upon the Company in
any such suit or proceeding.


	E
ACH PARTY TO THE
DEPOSIT AGREEMENT
INCLUDING FOR
AVOIDANCE OF DOUBT
EACH OWNER AND HOLDER
HEREBY IRREVOCABLY
WAIVES TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW ANY
RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY SUIT
ACTION OR PROCEEDING
AGAINST THE COMPANY
ANDOR THE DEPOSITARY
DIRECTLY OR INDIRECTLY
ARISING OUT OF OR
RELATING TO THE SHARES
OR OTHER DEPOSITED
SECURITIES THE AMERICAN
DEPOSITARY SHARES OR
THE RECEIPTS THE DEPOSIT
AGREEMENT OR ANY
TRANSACTION
CONTEMPLATED HEREIN OR
THEREIN OR THE BREACH
HEREOF OR THEREOF
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE
VALIDITY OR
TERMINATION WHETHER
BASED ON CONTRACT TORT
OR ANY OTHER THEORY.

            To the extent that
the Company or any of its
properties assets or revenues may
have or hereafter become entitled
to or have attributed to it any right
of immunity on the grounds of
sovereignty or otherwise from any
legal action suit or proceeding
from the giving of any relief in
any respect thereof from setoff or
counterclaim from the jurisdiction
of any court from service of
process from attachment upon or
prior to judgment from attachment
in aid of execution or judgment or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment
in any jurisdiction in which
proceedings may at any time be
commenced with respect to its
obligations liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities the American
Depositary Shares the Receipts or
the Deposit Agreement the
Company to the fullest extent
permitted by law hereby
irrevocably and unconditionally
waives and agrees not to plead or
claim any such immunity and
consents to such relief and
enforcement.

24.
	D
ISCLOSURE OF
INTERESTS.
            The Company may
from time to time request Owners
to provide information as to the
capacity in which such Owners
own or owned American
Depositary Shares and regarding
the identity of any other persons
then or previously interested in
such American Depositary Shares
and the nature of such interest.
Each Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to Section 3.04 of the
Deposit Agreement.  The
Depositary agrees to comply with
reasonable written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owners and to forward to the
Company any such responses to
such requests received by the
Depositary.  To the extent that
provisions of or governing any
Deposited Securities or the rules
or regulations of any
governmental authority or
securities exchange or automated
quotation system may require the
disclosure of beneficial or other
ownership of Deposited Securities
other Shares and other securities
to the Company or other persons
and may provide for blocking
transfer and voting or other rights
to enforce such disclosure or limit
such ownership the Depositary
shall use its reasonable efforts to
comply with Companys
instructions in respect of any such
enforcement or limitation.

1